Supplement to the
Fidelity® New
Millennium Fund®
January 29, 2006
Prospectus

The following information replaces the biographical information for Neal Miller found in the "Fund Management" section on page 21.

John Roth is manager of Fidelity® New Millennium Fund®, which he has managed since July 2006. Mr. Roth joined Fidelity Investments as a research analyst in 1999, after receiving an MBA from the MIT Sloan School of Management. Previously, he was an equity trader with Tucker Anthony in Boston from 1992 to 1997.

NMF-06-01 July 3, 2006
1.729577.109